SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) March 11, 2003

                              Gish Biomedical, Inc.
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             (Exact name of registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of Incorporation)

         0-10728                                         95-3046028
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(Commission File Number)                  (IRS Employer Identification Number)

           22942 Arroyo Vista, Rancho Santa Margarita, California 92688
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               (Address of Principal Executive Offices, Zip Code)

                                  949-635-6200
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

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Item 5.  Other Events

     On March 11, 2003, the Company received an arbitration decision resolving its dispute with its improvement construction contractor for improvements made to its Rancho Santa Margarita, California operating facilities.


     A copy of the press release describing the dispute and the effects of the outcome is attached hereto as Exhibit 99 and incorporated herein in its entirety by this reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Gish Biomedical, Inc.


March 12, 2003                              /s/ John W. Galuchie, Jr.
                                                ----------------------------
                                                John W. Galuchie, Jr.
                                                Chairman